SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
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Date of Report                               September 18, 1995
(Date of earliest event reported)
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ACTION INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania
(State or other jurisdiction of incorporation or organization)
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Commission File No. 1-6485
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25-0918682
(I.R.S. Employer Identification No.)
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460 Nixon Road, Cheswick, Pennsylvania               15024-1098
(Address of principal executive offices)             (Zip Code)
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Registrant's telephone number, including area code: (412) 782-4800
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(Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On September 18, 1995, the Company's wholly owned subsidiary, Kensington Lamp Company, sold certain of the assets and the business of the subsidiary to Kensington Collection, Inc., a newly formed company of which Walter M. Tymoczko is principal owner. Until that date, Mr. Tymoczko has been Senior Vice President and General Manager of the subsidiary, which assembled and marketed household lamps. The purchase price for the assets, which consisted primarily of inventory and equipment, equaled their approximate net book value, or $1,605,759.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                               ACTION INDUSTRIES, INC.



Date: September 27, 1995       By: T. RONALD CASPER
                                   T. Ronald Casper
                                   Acting President and
                                   Chief Executive Officer